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                                                                   EXHIBIT 10.14

          AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          DATED AS OF DECEMBER 1, 1992
                                    between
                   CONTINENTAL CAN COMPANY, INC. and EXTEBANK

    The Revolving Credit and Term Agreement (the Agreement) is hereby amended as follows:
    1. Section 1.01 of the Agreement is hereby amended by changing the date set forth on lines 5 and 6 thereof to May 31, 1995.
    2. Section 1.05 of the Agreement is hereby amended in its entirety to read as follows:

         SECTION 1.05 Repayment of Advances.  The Borrower shall repay the
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         aggregate unpaid principal amount of all Advances made by the Bank and outstanding on May 31, 1995 in sixty (60) equal monthly installments of principal commencing on June 30, 1995 and on the last day of each successive month thereafter through and including May 31, 2000 (the Term Loan); provided, however, that the last such installment shall be
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         in an amount necessary to repay in full the unpaid principal amount of the Advances, plus all interest due and owning thereon.

    3. Section 2.03 of the Agreement is hereby amended by changing the date set forth on line 3 thereof to May 31, 1995.
    4. Section 2.04 of the Agreement is hereby amended by changing the reference to the initial two (2) your term to the initial thirty (30) month term.
    5. Except as set forth herein, all of the terms and provisions of the agreement shall remain unchanged and shall continue in full force and effect.
Dated:  November 11, 1994

                         EXTEBANK

                         By: /s/ Thomas J. Crane
                             -------------------
                             Thomas J. Crane, Vice President

                         CONTINENTAL CAN COMPANY, INC.

                         By: /s/ Marcial B. L'Hommedieu
                             --------------------------
                             Marcial B. L'Hommedieu, Treasurer

ATTEST:

/s/ Abdo Yazgi
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Abdo Yazgi, Secretary

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